SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ________________________

                                    FORM 8-K

                             _______________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 10, 2004


                             HOME FINANCIAL BANCORP

             (Exact name of registrant as specified in its charter)


                                     INDIANA

                 (State or other jurisdiction of incorporation)


               0-28510                               35-1975585
      (Commission File Number)           (IRS Employer Identification No.)


                             279 East Morgan Street
                             Spencer, Indiana 47460
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (812) 829-2095

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits

             99.1 Press Release dated August 10, 2004.



Item 12. Results of Operations and Financial Condition.

Home Financial Bancorp, an Indiana corporation ("Registrant"), issued a press release which was publicly disseminated on August 10, 2004 announcing its results of operations for the fourth quarter and twelve months ended June 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished as required by that instruction.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           /s/ Gary M. Monnett
                                           -------------------------------------
                                           Gary M. Monnett, Executive Vice
                                           President and Chief Financial Officer

Dated: August 10, 2004